UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                        Date of Report: January 31, 2000

                   CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.
             (Exact name of registrant as specified in its charter)

              Colorado                 0-21821           93-0962072
    (State or other jurisdiction    (Commission        (IRS Employer
          of incorporation)          File Number)    Identification No.)

          410 17th Street, Suite 400, Denver, Colorado         80202
            (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (888) 313-8051

                                      None
          (Former name or former address, if changes since last report)

Item 5. Other Events.  Press Release Announcing Extension of Previously
                       Announced Exchange Offer of Common Stock for  Debt.

Exhibits

Exhibit 99.1 - Press Release, dated January 31, 2000, announcing that the Company was extending the offer to exchange common stock for its outstanding debt.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.
Date:  January 31, 2000             By: /s/ Donald R. Jackson
                                        ---------------------
                                            Donald R. Jackson
                                            Treasurer